EX-99.77Q1
(k)

DELOITTE                                                                                                  Deloitte & Touche LLP
                                                                                                                      111 S. Wacker Drive
                                                                                                                      Chicago, IL 60606-4301
                                                                                                                      USA

                                                                                                                       Tel: +1 312 486 1000
                                                                                                                       Fax: +1 312 486 1486
                                                                                                                              www.deloitte.com

February 16, 2009

Mr. Ron Wolfsheimer
Treasurer and Principal Financial Officer
Summit Mutual Funds, Inc.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Dear Mr. Wolfsheimer

This is to confirm that the client-auditor relationship between Summit Mutual Funds, Inc. (Commission File No. 811-04000) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP

CC:      PCAOB Letter File
            Office of the Chief Accountant
            Securities and Exchange Commission
            100 F Street, N.E.
            Washington, D.C. 20549-7561
            Fax (202) 772-9251 and 9252 (PCAOB Letter File and 7th Floor)

DELOITTE                                                                                                  Deloitte & Touche LLP
                                                                                                                     111 S. Wacker Drive
                                                                                                                      Chicago, IL 60606-4301
                                                                                                                      USA

                                                                                                                       Tel: +1 312 486 1000
                                                                                                                       Fax: +1 312 486 1486
                                                                                                                              www.deloitte.com

February 24, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Sub-Item 77K of Summit Mutual Funds, Inc.’s Form N-SAR dated February 26, 2009, and have the following comments:

We agree with the statements made in the first and second paragraphs.

Yours truly,

/s/ Deloitte & Touche LLP